UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2024

Oruka Therapeutics, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-22873	36-3855489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

855 Oak Grove Avenue Suite 100 Menlo Park, California	94025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 606-7910

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ORKA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As previously disclosed, on August 29, 2024 (the “Closing Date”), Oruka Therapeutics, Inc., a Delaware corporation (formerly known as ARCA biopharma, Inc.) (prior to the Closing Date, unless context otherwise requires, “ARCA” and, after the Closing Date, the “Company”), consummated the previously announced business combination pursuant to that certain Agreement and Plan of Merger and Reorganization, dated April 3, 2024 (the “Merger Agreement”), by and among ARCA, Atlas Merger Sub Corp, a wholly owned subsidiary of ARCA (“First Merger Sub”), Atlas Merger Sub II, LLC, a wholly owned subsidiary of ARCA (“Second Merger Sub”) and Oruka Therapeutics, Inc., a private Delaware corporation (“Pre-Merger Oruka”), pursuant to which, among other matters, Pre-Merger Oruka merged with and into First Merger Sub, with Pre-Merger Oruka continuing as a wholly owned subsidiary of ARCA and the surviving corporation of the merger (“First Merger”) and following that, Pre-Merger Oruka then merged with and into Second Merger Sub, with Second Merger Sub being the surviving entity of the second merger (the “Second Merger” and together with the First Merger, the “Merger”). Following consummation of the Merger, the Company effected a 1-for-12 reverse stock split (the “Reverse Stock Split”) of the common stock, par value $0.001 per share, of the Company (“Company Common Stock”), which became effective on September 3, 2024. At the Closing, among other things, the shares of Pre-Merger Oruka common stock and Pre-Merger Oruka pre-funded warrants were converted into shares of Company Common Stock and pre-funded warrants to purchase shares of Company Common Stock equal to the exchange ratio of 6.8569 shares of Company Common Stock (the “Exchange Ratio”).

Item 8.01 Other Events.

To reflect the Reverse Stock Split and the Exchange Ratio, the audited financial statement of Pre-Merger Oruka as of February 6, 2024 and the related notes thereto have been retroactively adjusted and are filed herewith as Exhibit 99.1. There have been no other changes to such financial statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1*	Audited Financial Statement of Oruka Therapeutics, Inc. as of February 6, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oruka Therapeutics, Inc.

Date: November 14, 2024	By:	/s/ Lawrence Klein
		Name:	Lawrence Klein
		Title:	President and Chief Executive Officer

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